Exhibit 99.1

Hilton Grand Vacations Trust 2017-A

Timeshare Loan Backed Notes, Series 2017-A

Sample Timeshare Loan Agreed-Upon Procedures

Report To:

HGV Depositor LLC

Hilton Resorts Corporation

Deutsche Bank Securities Inc.

9 February 2017

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

HGV Depositor LLC

Hilton Resorts Corporation

5323 Millenia Lakes Boulevard, Suite 400

Orlando, Florida 32839

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Re:	Hilton Grand Vacations Trust 2017-A (the “Issuer”)

Timeshare Loan Backed Notes, Series 2017-A (the “Notes”)

Sample Timeshare Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist HGV Depositor LLC (the “Depositor”) in evaluating the accuracy of certain information with respect to a pool of mortgage loans conveyed by the Issuer secured by a first mortgage or first deed of trust on a fractional real property interest in one or more residential units or dwellings at a timeshare resort (the “Timeshare Loans”) that will secure the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Hilton Resorts Corporation (the “Seller”), on behalf of the Depositor, provided us with:

a.	Imaged copies of:

i.	The promissory note, purchase agreement and/or truth in lending disclosure (collectively and as applicable, the “Hilton Note”),

ii.	Certain printed screen shots from the Seller’s servicing system (the “System Screen Shots”),

iii.	The credit score certification, as applicable (the “Credit Score Certification”), and

iv.	Certain screen shots of U.S. credit profile reports, as applicable (the “Credit Profile Report Screen Shots,” together with the Hilton Note, System Screen Shots and Credit Score Certification, the “Source Documents”),

relating to the Sample Timeshare Loans (as defined in Attachment A),

b.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined herein), which are listed on Exhibit 1 to Attachment A, and

c.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, Deutsche Bank Securities Inc. (the “Sole Structuring Agent”), on behalf of the Depositor, provided us with:

a.	An electronic data file labeled “HGV Current Loan Portfolio Data 12312016 Statistical Pool.xlsx” and the corresponding record layout and decode information (the “Preliminary Data File”) that the Sole Structuring Agent, on behalf of the Depositor, indicated contains information on a pool of mortgage loans conveyed by the Issuer secured by a first mortgage or first deed of trust on a fractional real property interest in one or more residential units or dwellings at a timeshare resort (the “Preliminary Timeshare Loans”) as of 31 December 2016 (the “Preliminary Cut-Off Date”) that are expected to be representative of the Timeshare Loans and

b.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Source Documents, Sample Characteristics, Preliminary Data File and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Preliminary Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by the Seller or Sole Structuring Agent, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Timeshare Loans or Timeshare Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Seller or Sole Structuring Agent, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Timeshare Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Timeshare Loans,

iii.	Whether the originators of the Timeshare Loans complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

9 February 2017

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Seller, on behalf of the Depositor, we randomly selected a sample of 150 Preliminary Timeshare Loans from the Preliminary Data File (the “Sample Timeshare Loans”). For the purpose of this procedure, the Seller, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Timeshare Loans they instructed us to randomly select from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Timeshare Loans are referred to as Sample Timeshare Loan Numbers 1 through 150.

2.	For each Sample Timeshare Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Seller, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Seller, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A Page 1 of 3

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)	Note(s)

Loan ID	Hilton Note	i.

Borrower state	Hilton Note or System Screen Shots	ii., iii.

Property	Hilton Note

Sales price	Hilton Note

Equity transferred	Hilton Note

Original term	(a) Hilton Note or (b) Hilton Note and recalculation	iv.

Date of sale	Hilton Note

Cash down payment	Hilton Note and recalculation	v.

Original balance	Hilton Note

Interest rate	Hilton Note	vi., vii.

Maturity date	Hilton Note or System Screen Shots	viii., ix.

Principal & interest payment	(a) Hilton Note or (b) Hilton Note and recalculation	x.

Normal payment amount	(a) Hilton Note or (b) Hilton Note and recalculation	xi.

Next payment date	System Screen Shots

Current balance	System Screen Shots

Original credit score (high)	Credit Score Certification or Credit Profile Report Screen Shots	xii., xiii. xiv.

Notes:

i.	For identification purpose only.

ii.	For the purpose of comparing the borrower state Sample Characteristic for each Sample Timeshare Loan (except for Sample Timeshare Loan Numbers 6, 16, 28, 55, 74, 92, 99 and 124), the Seller, on behalf of the Depositor, instructed us:

a.	To use the Hilton Note as the Source Document and

b.	Not to compare the borrower state Sample Characteristic for Sample Timeshare Loans which have a borrower state value of “<blank>,” as shown on the Preliminary Data File.

Exhibit 1 to Attachment A Page 2 of 3

Notes: (continued)

iii.	For the purpose of comparing the borrower state Sample Characteristic for Sample Timeshare Loan Numbers 6, 16, 28, 55, 74, 92, 99 and 124, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

iv.	For the purpose of comparing the original term Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to use the Hilton Note as the Source Document. If the original term was not stated on the Hilton Note, the Seller, on behalf of the Depositor, instructed us to recalculate the original term as the sum of:

(a)	The difference in months between the maturity date and first payment date, both as shown on the Hilton Note, and

(b)	1.

v.	For the purpose of comparing the cash down payment Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to recalculate the cash down payment as the difference between the:

(a)	Total down payment and

(b)	Closing costs,

both as shown on the Hilton Note.

vi.	For the purpose of comparing the interest rate Sample Characteristic for each Sample Timeshare Loan (except for Sample Timeshare Loan Numbers 33, 39, 41, 42, 52, 53, 54, 56, 57, 58, 59, 67, 69, 72, 73, 75, 76, 91, 96, 97, 101, 107, 110, 115, 119, 120, 121, 123, 124, 125, 126, 127, 130, 132, 133, 134, 135, 137, 139, 140, 143, 144, 145, 146, 147, 148, 149 and 150), the Seller, on behalf of the Depositor, instructed us to use the Hilton Note as the Source Document.

vii.	For the purpose of comparing the interest rate Sample Characteristic for Sample Timeshare Loan Numbers 33, 39, 41, 42, 52, 53, 54, 56, 57, 58, 59, 67, 69, 72, 73, 75, 76, 91, 96, 97, 101, 107, 110, 115, 119, 120, 121, 123, 124, 125, 126, 127, 130, 132, 133, 134, 135, 137, 139, 140, 143, 144, 145, 146, 147, 148, 149 and 150, the Seller, on behalf of the Depositor, instructed us to compare the interest rate corresponding to the current payment method, both as shown on the Hilton Note, that corresponds to the current payment method, as shown on the Preliminary Data File, for such Sample Timeshare Loan.

viii.	For the purpose of comparing the maturity date Sample Characteristic for each Sample Timeshare Loan (except for Sample Timeshare Loan Numbers 3, 5, 7, 9, 14, 15, 19, 32, 38 and 89), the Seller, on behalf of the Depositor, instructed us to use the Hilton Note as the Source Document.

ix.	For the purpose of comparing the maturity date Sample Characteristic for Sample Timeshare Loan Numbers 3, 5, 7, 9, 14, 15, 19, 32, 38, and 89, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

Exhibit 1 to Attachment A Page 3 of 3

Notes: (continued)

x.	For the purpose of comparing the principal & interest payment Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to use the Hilton Note as the Source Document. If the principal & interest was not stated on the Hilton Note, the Seller, on behalf of the Depositor, instructed us to recalculate the principal & interest payment as the difference between the:

(a)	Normal payment amount and

(b)	Monthly administration fee, monthly administrative fee or monthly service fee, as applicable,

all as shown on the Hilton Note.

xi.	For the purpose of comparing the normal payment amount Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to use the Hilton Note as the Source Document. If the normal payment amount was not stated on the Hilton Note, the Seller, on behalf of the Depositor, instructed us to recalculate the normal payment amount as the sum of the:

(a)	Principal & interest payment and

(b)	Monthly administration fee, monthly administrative fee or monthly service fee, as applicable,

all as shown on the Hilton Note.

We observed that each Sample Timeshare Loan had either:

i.	The principal & interest payment Sample Characteristic,

ii.	The normal payment amount Sample Characteristic or

iii.	Both the principal & interest payment Sample Characteristic and normal payment amount Sample Characteristic,

shown on the Hilton Note.

xii.	The Seller, on behalf of the Depositor, instructed us not to compare the original credit score (high) Sample Characteristic for any Sample Timeshare Loan with an original credit score (high) value of “0,” as shown on the Preliminary Data File.

xiii.	For the purpose of comparing the original credit score (high) Sample Characteristic for each Sample Timeshare Loan with an original credit score (high) value greater than “0,” as shown on the Preliminary Data File (except for Sample Timeshare Loan Numbers 3, 25 and 26), the Seller, on behalf of the Depositor, instructed us to use the Credit Score Certification as the Source Document.

xiv.	For the purpose of comparing the original credit score (high) Sample Characteristic for Sample Timeshare Loan Numbers 3, 25 and 26, the Seller, on behalf of the Depositor, instructed us to use the Credit Profile Report Screen Shots as the Source Document.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Seller, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Timeshare Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

68	Interest rate	17.90%	18.90%
	Principal & interest payment	$213.13	$220.82
	Normal payment amount	$219.63	$227.32

139	Original credit score (high)	749	779